UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 1, 2015

WASHINGTON REAL ESTATE

INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 774-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

U.S. Federal Income Tax Considerations

The Company is filing as Exhibit 99.1 (incorporated by reference herein) a discussion of certain U.S. federal income tax considerations relating to the Company’s qualification and taxation as a real estate investment trust, or REIT, and the acquisition, holding, and disposition of the Company’s common shares, preferred shares and depositary shares as well as the Company’s warrants and rights and certain debt securities. The description contained in Exhibit 99.1 to this Form 8-K replaces and supersedes prior descriptions of the U.S. federal income tax treatment of the Company and its securityholders to the extent that they are inconsistent with the description contained in this Form 8-K.

Certain statements in the description of U.S. federal income tax considerations contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	the effect of credit and financial market conditions;

•	the availability and cost of capital;

•	fluctuations in interest rates;

•	the economic health of our tenants;

•	the timing and pricing of lease transactions;

•	the economic health of the greater Washington Metro region, or other markets we may enter;

•	changes in real estate and zoning laws and increases in property tax rates;

•	the effects of changes in federal government spending;

•	the supply of competing properties;

•	consumer confidence;

•	unemployment rates;

•	consumer tastes and preferences;

•	our future capital requirements;

•	inflation;

•	compliance with applicable laws, including those concerning the environment and access by persons with disabilities;

•	governmental or regulatory actions and initiatives;

•	changes in general economic and business conditions;

•	terrorist attacks or actions;

•	acts of war;

•	weather conditions and natural disasters;

•	failure to qualify as a real estate investment trust;

•	the availability of and our ability to attract and retain qualified personnel; and

•	other factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and, from time to time, in other reports that the Company files with the SEC or in other documents that the Company publicly disseminates.

The Company does not undertake any obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	United States Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST

/s/ Thomas C. Morey
Name:	Thomas C. Morey
Title:	Senior Vice President, General Counsel
and Corporate Secretary

Date: June 1, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	United States Federal Income Tax Considerations